UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 28, 2025
Date of Report (Date of earliest event reported)
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Smith Douglas Homes Corp.
(Exact name of registrant as specified in its charter)
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Delaware	001-41917	93-1969003
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Village Trail, Suite 215 Woodstock, Georgia 30188 (Address of principal executive offices) (Zip Code)

(770) 213-8067 (Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SDHC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

On May 28, 2025, Smith Douglas Homes Corp. (the “Company”) issued a press release announcing that the Company’s Board of Directors (the “Board”) has authorized a stock repurchase program for up to $50.0 million of the Company’s Class A common stock, $0.0001 par value per share.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any previous or subsequent filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language in such filings, except as expressly incorporated by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits
The following exhibit relates to Item 7.01 and shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	Press Release dated May 28, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2025	SMITH DOUGLAS HOMES CORP.

	By:	/s/ Russell Devendorf
Russell Devendorf
Executive Vice President and Chief Financial Officer